                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          Bethlehem Steel Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

Bethlehem
Steel
Corporation

Notice of 2000 Annual

Meeting of Stockholders

and Proxy Statement



[LOGO OF BETHLEHEM STEEL CORP]

                          Bethlehem Steel Corporation
                               1170 EIGHTH AVENUE
                            BETHLEHEM, PA 18016-7699

                           [LOGO OF BETHLEHEM STEEL]

                                                                   March 9, 2000

To All Bethlehem Stockholders:

  It is a pleasure to invite you to the Annual Meeting of Stockholders which will be held on Tuesday, April 25, 2000. We will meet in the Main Ballroom of the DoubleTree Hotel Wilmington, Wilmington, Delaware, at 10 a.m. Your continuing interest in Bethlehem's business is appreciated, and I hope that as many of you as possible will attend the Meeting in person.
  The annual election of directors will take place at the Meeting. Personal information about each nominee for the Board of Directors, as well as information about the functions of the Board and its committees, is contained in the Proxy Statement.
  Roger P. Penny, Vice Chairman and a Director, retired earlier this year after 41 years of service with Bethlehem. Also, Dean P. Phypers and Robert McClements, Jr. will retire as directors in April of 2000. We greatly appreciate the valuable and dedicated service they have provided to Bethlehem.
  You are also being asked to ratify the appointment of PricewaterhouseCoopers LLP as Bethlehem's independent auditors for 2000.
  Please read the formal notice of the Meeting and the Proxy Statement carefully. For those of you who cannot be present at the Meeting, I urge you to participate by completing, signing and returning your proxy in the enclosed envelope. Your vote is important, and the management of Bethlehem appreciates the cooperation of stockholders in directing proxies to vote at the Meeting.

                                          Sincerely,

                                          /s/ Curtis H. Barnette

                                          Curtis H. Barnette,
                                          Chairman

                          BETHLEHEM STEEL CORPORATION
                               1170 Eighth Avenue
                       Bethlehem, Pennsylvania 18016-7699

                         [LOGO OF BETHLEHEM STEEL CORP]

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

  The Annual Meeting of Stockholders of Bethlehem Steel Corporation will be held in the Main Ballroom, DoubleTree Hotel Wilmington, 4727 Concord Pike, U.S. Route 202, Wilmington, Delaware, on Tuesday, April 25, 2000, at 10 a.m., for the following purposes:

(1) to elect ten directors to serve for terms of one year and until their successors have been elected and qualified;

(2) to ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors for 2000; and

(3)  to transact such other business as may properly come before the Meeting.

  Stockholders of record at the close of business on March 7, 2000, are entitled to receive notice of and to vote at the Meeting.
  This Notice, the Proxy Statement and the enclosed form of proxy are sent to you by order of the Board of Directors.

                                                    William H. Graham

                                                          Secretary

March 9, 2000

--------------------------------------------------------------------------------

 Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

 1   General Information for Stockholders
 1   Proxy Solicitation
 1   Voting Policy and Procedure
 2   Voting Tabulation and Results
 3   Stockholder Proposals

 3   Item 1 -- Election of Directors
 3   General Information
 3   Information Concerning Nominees
 6   Board Meetings and Committees of the Board
 8   Director Compensation
 8   Retirement Policy
 8   Certain Relationships and Related Transactions

 9   Item 2 -- Ratification of the Appointment of Independent Auditors

 10  Stock Ownership Information
 10  Stock Ownership of Director Nominees and Executive Officers
 11  Five Percent Stockholders
 12  Section 16(a) Beneficial Ownership Reporting Compliance

 12  Executive Compensation
 12  Compensation Committee Report on Executive Compensation
 17  Summary Compensation Table
     Employment Contracts and Termination of Employment and Change-in-Control
 18  Arrangements
 19  Stock Option/SAR Grants in 1999
     Aggregated Stock Option/SAR Exercises in 1999 and December 31, 1999, Stock
 19  Option Values

 20  Pension Plan Table

 21  Comparative Stock Performance

 22  Additional Information
 22  Indemnification Assurance Agreements
 22  Other Matters

Proxy Statement

  The Board of Directors of Bethlehem Steel Corporation is furnishing this Proxy Statement in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders to be held on April 25, 2000, and any adjournments thereof. This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or after March 9, 2000.

GENERAL INFORMATION FOR STOCKHOLDERS

Proxy Solicitation

  Bethlehem's Board of Directors solicits proxies in order to provide every stockholder with an opportunity to vote on all matters that properly come before the Annual Meeting, whether or not the stockholder attends in person. When you as a stockholder properly sign, date and return the enclosed form of proxy, the persons named as proxies vote your shares in accordance with your directions. If you send no directions, the persons named as proxies will vote your shares in accordance with the Board's recommendation.
  Bethlehem will bear the cost of soliciting proxies. A number of its officers and regular employees may solicit proxies personally and by telephone. In addition, Georgeson Shareholder Communications Inc. will assist Bethlehem in soliciting proxies from brokers, bank nominees and institutional holders for an estimated fee of $10,000 plus expenses. Brokerage houses, nominees and other custodians and fiduciaries will send proxy material directly to their principals, and Bethlehem will reimburse them for their expenses in doing so.

Voting Policy and Procedure

Record Date. Holders of record of Bethlehem Common Stock and ESOP Preference Stock on March 7, 2000 (the "Record Date") are entitled to notice of the Annual Meeting and to vote at the Meeting the shares held on that date. Each share of Common Stock and ESOP Preference Stock is entitled to one vote.

Confidential Voting. Bethlehem has adopted a confidential voting policy, which provides that votes will be held in confidence from Bethlehem, its directors, officers and employees except:

 . to allow the independent inspector of election to certify the results of the vote;

 . as necessary to meet applicable legal requirements and to assert or defend claims for or against Bethlehem;

 .  in case of a contested proxy solicitation; or

 .  in the event a stockholder has made a written comment on the proxy material.

As part of the policy, Bethlehem will continue to employ an independent tabulator to receive and tabulate the proxies and an independent inspector of election.

Methods of Voting. You can vote your shares by ballot at the Annual Meeting or by marking, signing and dating the enclosed proxy card and returning it in the postage paid envelope. You may revoke your proxy or submit a revised proxy at any time before it is voted at the Annual Meeting.

Voting Under Benefit Plans. The enclosed voting instruction card indicates the shares of Common Stock and ESOP Preference Stock allocated to your accounts in the following plans on the Record Date:

 .  Bethlehem Steel Corporation Employee Stock Ownership Plan;

 .  Savings Plan for Salaried Employees of Bethlehem Steel Corporation and
   Subsidiary Companies;

 .  Capital Accumulation Plan for Certain Salaried Employees of Bethlehem Lukens
   Plate Division;

 .  Capital Accumulation Plan for Certain Hourly Employees of the Bethlehem
   Lukens Plate Division (USW, AFL-CIO, Coatesville, PA); and

 .  Capital Accumulation Plan for Certain Employees of Washington Steel
   Corporation (Massillon, OH).

When you properly sign, date and return the enclosed instruction card, you tell the trustees under these plans to vote the shares allocated to your accounts as you instruct them. In order for your voting instructions under these plans to have effect, you must return the enclosed instruction card to Bethlehem's tabulator before 5 p.m., Eastern standard time, on April 21, 2000. If you fail to do so, the trustees will vote the shares allocated to your accounts in the same proportions as the shares for which instructions for the particular plan are received. The trustees will also vote the unallocated shares held in the Loan Suspense Account under the Capital Accumulation Plan for Certain Salaried Employees of Bethlehem Lukens Plate Division in the same proportion as the shares for which instructions for that plan are received.

Voting Tabulation and Results

  The independent inspector of election will tabulate the votes cast at the Annual Meeting. The inspector of election will treat shares of Common Stock and ESOP Preference Stock represented by a properly executed proxy as present at the Annual Meeting for purposes of determining a quorum. This will be done regardless of whether the proxy is marked as casting a vote or abstaining. Likewise, the inspector of election will treat shares of Common Stock represented by "broker non-votes" as present for purposes of determining a quorum.
  The Board nominees who receive the greatest number of the affirmative votes cast by holders of Common Stock and ESOP Preference Stock, up to the number of directors to be elected, will be elected. Accordingly, so long as a quorum is present, abstentions or broker non-votes will not affect the election of directors.
  The appointment of the independent auditors must be ratified by the affirmative vote of the holders of a majority of the shares of Common Stock and ESOP Preference Stock that are present in person or by proxy and entitled to vote at the Meeting, voting together as a single class. Therefore, abstentions and broker non-votes will have the same effect as votes against this proposal.

Stockholder Proposals

  You may include a proposal in the proxy statement for a future annual meeting of stockholders if it is a proper subject for inclusion, is submitted to Bethlehem on a timely basis and otherwise complies with Rule 14a-8 under
Section 14(a) of the Securities Exchange Act of 1934 and the laws of the State of Delaware. Each proposal you submit should include your full and correct registered name and address, the number of shares you own and their dates of acquisition. If you claim beneficial ownership, you must submit proof of it with the proposal. In addition, you must appear personally or by proxy at the Annual Meeting to present the proposal for action. In order for such proposals to be included in the proxy statement for the Annual Meeting of Stockholders to be held in 2001, Bethlehem must receive them on or before November 9, 2000. Pursuant to Rule 14a-4 under Section 14(a) of the Securities Exchange Act of 1934, you may also submit proposals outside the framework of Rule 14a-8. In accordance with these rules and the advance notice provisions of Bethlehem's By-laws, stockholders who intend to submit proposals for consideration at the 2001 Annual Meeting outside the processes of Rule 14a-8 must forward such proposals to Bethlehem in writing on or before January 24, 2001, and must otherwise comply with such advance notice provisions and applicable Delaware law.
  The Board carefully considers all proposals and suggestions submitted by stockholders. Management and the Board will usually adopt a proposal or suggestion if it is practicable and in the best interests of Bethlehem and its stockholders.

ITEM 1 -- ELECTION OF DIRECTORS

General Information

  The business and affairs of Bethlehem are managed by or under the direction of its Board of Directors. Stockholders elect directors in April of each year to serve for terms of one year and until their successors have been elected and qualified or until their earlier resignation, retirement or removal. Absent instructions to the contrary, the persons named in the accompanying form of proxy intend to vote the shares covered by proxies "For" the election of the director nominees named below. Absent instructions to the contrary, if any nominee shall, prior to the Annual Meeting, become unavailable for election as a director, the persons named in the accompanying form of proxy will vote for a substitute nominee, if the Board recommends one.

Information Concerning Nominees

  The following 10 nominees have been recommended by the Committee on Directors and proposed by the entire Board of Directors. Of the 10 nominees, 8 are not employees of Bethlehem. These 8 non-employee Board members bring valuable experience to Bethlehem from a variety of fields. None of them has carried on an occupation or employment with any subsidiary or other affiliate of Bethlehem. All of the nominees have been recommended on the basis of their demonstrated broad knowledge, experience and ability in their respective endeavors and, most importantly, on the basis of their ability to represent the interests of all stockholders, rather than the special interests of a particular group. Each nominee is presently a director of Bethlehem and, except for Mr. Dunham, has previously been elected a director by the stockholders. Mr. Curtis H. Barnette, Bethlehem's current Chairman, Chief Executive Officer and a Director, plans to retire on April 30, 2000, and will not stand for re-election to the Board. Mr. Roger P. Penny, former Vice Chairman and a Director, retired on January 31, 2000, and will not stand for re-election to the Board. Messrs. Robert McClements, Jr. and Dean P. Phypers, current Directors, have decided not to stand for re-election to the Board. Effective as of the Annual Meeting the size of the Board has been reduced to 10.


[PHOTO OF           Benjamin R. Civiletti -- Mr. Civiletti, age 64, was elected
BENJAMIN CIVILETTI  a director of Bethlehem in 1993. He has been Chairman of
APPEARS HERE]       Venable, Baetjer and Howard, a law firm, since July 1993 and a partner since 1981. He had been Managing Partner of that firm from 1987 until 1993. He previously served as Attorney
                    General of the United States from 1979 to 1981. Mr.
                    Civiletti is also a director of MBNA America Bank, N.A., MBNA International Bank Limited, The Wackenhut Corporation and Wackenhut Corrections Corporation.


[PHOTO OF           Worley H. Clark -- Mr. Clark, age 67, was elected a director
WORLEY CLARK        of Bethlehem in 1993. He is President of W "H" Clark
APPEARS HERE]       Associates, Ltd., a consulting firm. He retired as Chairman and Chief Executive Officer of Nalco Chemical Company, a manufacturer of specialty chemicals, in 1994, having held the positions of Chief Executive Officer since 1982 and Chairman since 1984 and having been an employee of that company since 1960. Mr. Clark is also a director of USG
                    Corporation, Fort James Corporation, Ultramar Diamond
                    Shamrock Corporation, Merrill Lynch & Co., Inc. and
                    Millennium Chemicals Inc.


[PHOTO OF           John B. Curcio -- Mr. Curcio, age 65, was elected a director
JOHN CURCIO         of Bethlehem in 1988. He was Chief Executive Officer and a
APPEARS HERE]       director of Mack Trucks, Inc., a manufacturer of heavy-duty trucks, from 1983 until 1989 and Chairman of the Board from 1985 until his retirement. Mr. Curcio is also a director of Minerals Technologies, Inc. and Integrated Components
                    Systems, Inc. and Vice Chairman of Dallas & Mavis
                    Specialized Carrier Co. and Jupiter Logistics, de Mexico,
                    S.A. de C.V.


[PHOTO OF           Duane R. Dunham -- Mr. Dunham, age 58, was elected a
DUANE DUNHAM        director of Bethlehem in August, 1999. He has been an
APPEARS HERE]       employee of Bethlehem since 1965, holding various positions.
                    He was elected President and Chief Operating Officer effective August 1, 1999, and prior to that time, he had been President, Sparrows Point Division, since 1993.

[PHOTO OF           Lewis B. Kaden -- Mr. Kaden, age 57, was elected a director
LEWIS KADEN         of Bethlehem in 1994. He has been a partner of Davis Polk &
APPEARS HERE]       Wardwell, a law firm, and an Adjunct Professor of Law at
                    Columbia University since 1984, where he was a Professor of Law from 1976 to 1984.


[PHOTO OF           Harry P. Kamen -- Mr. Kamen, age 66, was elected a director
HARRY KAMEN         of Bethlehem in 1993. He retired in 1998 as Chairman of the
APPEARS HERE]       Board and Chief Executive Officer of Metropolitan Life
                    Insurance Company, a mutual life insurance company, positions he held since April 1993. He held the additional title of President of Metropolitan Life from December 1995 to November 1997. Mr. Kamen is also a director of Banco
                    Santander, Metropolitan Life Insurance Company, NVEST, L.P.,
                    Pfizer Inc. and National Association of Securities Dealers,
                    Inc.


[PHOTO OF           William M. Landuyt -- Mr. Landuyt, age 44, was elected a
WILLIAM LANDUYT     director of Bethlehem in 1998. He has been Chairman and
APPEARS HERE]       Chief Executive Officer of Millennium Chemicals Inc., an
                    international chemicals company, since its demerger from Hanson PLC on October 1, 1996. He has also been President of
                    Millennium since June 1997. Mr. Landuyt was a director and President and Chief Executive Officer of Hanson Industries
                    (which managed the U.S. operations of Hanson PLC until the demerger) from June 1995 until the demerger, a director of Hanson PLC from 1992 until September 29, 1996, Finance
                    Director of Hanson PLC from 1992 to May 1995, and Vice
                    President and Chief Financial Officer of Hanson Industries from 1988 to 1992. He joined Hanson Industries in 1983.


[PHOTO OF           Gary L. Millenbruch -- Mr. Millenbruch, age 62, was elected
GARY MILLENBRUCH    a director of Bethlehem in 1991. He was elected Vice
APPEARS HERE]       Chairman effective August 1, 1999 and Chief Financial
                    Officer effective November 1, 1992. He has been an employee of Bethlehem since 1959, holding various positions. Prior to his election as Vice Chairman, he had been Executive Vice
                    President since 1992, Senior Vice President since 1986, and
                    Treasurer from September, 1994 to September, 1999.

[PHOTO OF           Shirley D. Peterson -- Mrs. Peterson, age 58, was elected a
SHIRLEY PETERSON    director of Bethlehem in January 1996. She became President
APPEARS HERE]       of Hood College in 1995. She was a member of Steptoe &
                    Johnson, a law firm, from 1993 through 1994, Commissioner of the Internal Revenue Service from 1992 to 1993, and an Assistant Attorney General (Tax Division), United States
                    Department of Justice, from 1989 to 1992. Mrs. Peterson is also an Independent Trustee of Kemper Mutual Funds.


[PHOTO OF           John F. Ruffle -- Mr. Ruffle, age 62, was elected a director
JOHN RUFFLE         of Bethlehem in 1990. He retired in 1993 as Vice Chairman of
APPEARS HERE]       the Board of J.P. Morgan & Co. Incorporated, a bank holding company, and Morgan Guaranty Trust Co. of New York, a commercial bank, positions he held since 1985. Mr. Ruffle is also a director of Trident Corporation, American Shared
                    Hospital Services, Inc., The Wackenhut Corporation and
                    Wackenhut Corrections Corporation, a Trustee of JP Morgan
                    Series Trust II and a member of the Board of Managers of the North Moore Fund, LLC and JP Morgan Global Emerging Markets
                    Fund, LLC.

  In addition to the business activities described above, the director nominees also participate in various other business, professional and charitable activities.

Board Meetings and Committees of the Board

  Directors are kept informed of Bethlehem's business by presentations made at Board meetings and by various reports sent to them by management. The Board of Directors meets regularly and met 9 times during 1999. Directors also meet in committees of the Board. During 1999, the average attendance of directors at Board meetings and meetings of committees to which they belonged was approximately 97%.

Executive Committee. This Committee consists of Messrs. Barnette (Chairman), Dunham and Millenbruch and met 8 times in 1999. It has all of the powers of the Board during intervals between Board meetings.

Finance Committee. This Committee consists of Mr. Barnette (Chairman) and all other directors and met 8 times in 1999. It advises the Board, the Executive Committee and the officers and employees of Bethlehem with respect to all activities, plans and policies affecting the financial affairs of Bethlehem, including dividends.

Audit Committee. This Committee consists of Messrs. Ruffle (Chairman), Civiletti, Kaden, Kamen and Landuyt and Mrs. Peterson and met 4 times in 1999. It assists the Board in reviewing and overseeing Bethlehem's accounting, auditing, internal controls, financial reporting and legal compliance and has, but is not limited to, the following powers:

 . to review the performance of the independent auditors and make recommendations to the Board about the appointment, reappointment or termination of the independent auditors;

 . to review with Bethlehem's general auditor and the independent auditors their annual audit plans;

 . to meet with management, the independent auditors and Bethlehem's general auditor to discuss the appropriateness of Bethlehem's internal controls;

 . to meet separately, in executive session, on a regular basis, with Bethlehem's general auditor and the independent auditors to discuss the results of their audits and their evaluations of Bethlehem's internal controls and financial reporting;

 .  to review the appointment and dismissal of Bethlehem's general auditor; and

 . to review with Bethlehem's general counsel the practices, procedures and any material issues relating to litigation management, provisions for contingent litigation liabilities and the legal compliance program.

Compensation Committee. This Committee consists of Messrs. Clark (Chairman), Curcio, McClements and Phypers and met 9 times in 1999. It has the responsibility for management compensation and review and has, but is not limited to, the following powers:

 . to fix the compensation to be paid to the principal corporate officers of Bethlehem;

 .  to administer the Annual Incentive Compensation Plan for Key Employees of
   Bethlehem, the 1998, 1994 and 1988 Stock Incentive Plans of Bethlehem, and the 1994 Non-Employee Directors Stock Plan; and

 . to review and approve Bethlehem's report on executive compensation contained in this Proxy Statement.

  The members of this Committee do not participate in the executive compensation programs the Committee administers.

  Committee on Directors. This Committee consists of Mr. Civiletti (Chairman) and all other non-employee directors and met 6 times in 1999. It advises the Board on corporate governance issues and has, but is not limited to, the following powers:

 . to search for persons qualified to be members of the Board and to make recommendations about them to the Board;

 . to review and evaluate the members of the Board, the Committees of the Board and procedures and policies of the Board;

 .  to review and evaluate the performance of Bethlehem and its management;

 .  to review compensation and benefits for members of the Board; and

 . to review organization, strategic planning and scheduling for the Board and the Committees of the Board.

  If you as a stockholder wish to recommend a nominee for membership on the Board of Directors, you should write to the Secretary of Bethlehem specifying the name of the nominee and his or her qualifications. Each submission must include the written consent of the person proposed for nomination indicating that he or she is willing and able to serve as a director of Bethlehem. All such recommendations will be brought to the attention of the Committee on Directors.

Director Compensation

  Each non-employee director receives the following compensation for service:

 .  an annual retainer of $25,000, payable quarterly;

 . an annual retainer of $5,000, payable quarterly, to the Chairman of the Audit Committee, Compensation Committee and Committee on Directors;

 . attendance fees of $1,000 for the Annual Meeting of Stockholders, any Board of Directors meeting, any committee meeting(s) held on the same day as a board meeting and any committee meeting(s) held on a day other than a day on which a board meeting is held; and

 . 500 shares of Bethlehem Common Stock awarded on December 1 of each year pursuant to the 1994 Non-Employee Directors Stock Plan, which was approved by stockholders.


  Non-employee directors also receive reimbursement for any expenses they incur in connection with the business and affairs of Bethlehem. None of the directors who are employees of Bethlehem receive compensation separately for service as a member of the Board of Directors or any committee of the Board.
  Under the Post Retirement Retainer Plan, non-employee directors who retire from the Board with 10 or more years of service will receive annual payments equal to 100% of the annual retainer fee payable at retirement. Non-employee directors who retire with between 5 and 10 years of service will receive annual payments starting at 50% of the annual retainer fee payable at retirement for directors with 5 years of service and increasing 10% for each year of service up to 10 years. The annual payments will begin at retirement (or at age 65 if retirement is prior to age 65) and will continue for a period equal to the director's years of service with the Board.

Retirement Policy

  The general retirement policy of the Board of Directors provides that non-employee directors shall retire at the end of the term in which they reach age
70. However, the current non-employee directors who were elected at the 1991 Annual Meeting of Stockholders (Messrs. Curcio and Ruffle) shall retire no later than at the end of the term in which they reach age 72. Employee directors shall retire from the Board at the time of their retirement from Bethlehem. The present retirement age for management employees of Bethlehem is 65.

Certain Relationships and Related Transactions

  Pursuant to the terms of a 1999 labor agreement with the United Steelworkers of America ("USWA"), the USWA has the right to designate a nominee for consideration by the Committee on Directors and the Board of Directors for one seat on the Board. The nominee is to be a prominent individual with experience in public service, labor, education or business. The nominee shall not be or become, while serving as a director, an officer, employee or director of the USWA. Subject to complying with the same standards of conduct as every other Bethlehem director, and subject to annual election by the stockholders, the USWA nominee will serve as a director during the term of the 1999 labor agreement, which terminates July 31, 2004. Mr. Kaden, who has been the USWA's designated nominee throughout the term of the 1993 Labor Agreement, was again designated by the USWA for consideration as a director of Bethlehem by the Committee on Directors. The Committee on Directors has recommended Mr. Kaden's election to the Board.
  As noted above, Mr. Civiletti is Chairman of Venable, Baetjer and Howard and Mr. Kaden is a partner of Davis Polk & Wardwell. Both of these law firms render legal service to Bethlehem in the ordinary course of business.

ITEM 2 -- RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors, on the recommendation of the Audit Committee, has appointed the firm of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as independent auditors to examine the financial statements of Bethlehem and its consolidated subsidiaries for the year 2000.
  Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting of Stockholders. There they will have an opportunity to make a statement if they so desire and are available to respond to appropriate questions.
  The affirmative vote of the holders of a majority of the shares of Common Stock and of ESOP Preference Stock that are present in person or by proxy and entitled to vote at the Annual Meeting, voting together as a single class, is required for ratification of the appointment of the independent auditors.
  The Board of Directors recommends that stockholders vote "For" ratification of the appointment of the independent auditors.

STOCK OWNERSHIP INFORMATION

Stock Ownership of Director Nominees and Executive Officers

  The following table shows the shares of Bethlehem Common Stock beneficially owned, directly or indirectly, by each current director, Mr. Bargeron and all directors and executive officers as a group on the Record Date. None of the directors or executive officers of Bethlehem, except for Mr. Kamen, own any shares of Bethlehem Preferred Stock or ESOP Preference Stock. Mr. Kamen beneficially owns 1,000 shares of Bethlehem $5.00 Preferred Stock.

                                    Amount and Nature of
Name                          Beneficial Ownership(1)(2) Percent of Class(3)
----------------------------------------------------------------------------
Curtis H. Barnette                      763,927                   (4)
----------------------------------------------------------------------------
Benjamin R. Civiletti                     4,200                   (4)
----------------------------------------------------------------------------
Worley H. Clark                           5,000                   (4)
----------------------------------------------------------------------------
John B. Curcio                            4,500                   (4)
----------------------------------------------------------------------------
Duane R. Dunham                         172,417                   (4)
----------------------------------------------------------------------------
Lewis B. Kaden                            4,000                   (4)
----------------------------------------------------------------------------
Harry P. Kamen                            9,400                   (4)
----------------------------------------------------------------------------
William M. Landuyt                        1,900                   (4)
----------------------------------------------------------------------------
Robert McClements, Jr.                    4,000                   (4)
----------------------------------------------------------------------------
Gary L. Millenbruch                     306,084                   (4)
----------------------------------------------------------------------------
Roger P. Penny                          307,595                   (4)
----------------------------------------------------------------------------
Shirley D. Peterson                       2,500                   (4)
----------------------------------------------------------------------------
Dean P. Phypers                           6,000                   (4)
----------------------------------------------------------------------------
John F. Ruffle                            4,000                   (4)
----------------------------------------------------------------------------
Walter N. Bargeron                      148,908                   (4)
----------------------------------------------------------------------------
30 directors and executive
officers as a
group (including those named
above)                                2,768,390(/5/)              2%

--------------------------------------------------------------------------------
(1) The figures shown include a total of 81,034 shares allocated as of February 29, 2000, to the accounts of participants under the Savings Plan for Salaried Employees of Bethlehem Steel Corporation and Subsidiary Companies. Bethlehem matches employee contributions up to 4% of base salary. These matching contributions are in the form of Bethlehem Common Stock. Employees also have the option to have their contributions invested in Bethlehem Common Stock. As of February 29, 2000, there were approximately 4,900 participants (including about 88% of eligible employees) in the Savings Plan, holding a total of 6,569,385 shares of Bethlehem Common Stock, representing approximately 5% of total outstanding shares.

(2) The Securities and Exchange Commission deems a person to have beneficial ownership of all shares which that person has the right to acquire within 60 days. The figures shown include fully vested stock options and stock options subject to acquisition within 60 days that were granted under the 1988, 1994 and 1998 Stock Incentive Plans of Bethlehem to the following individuals or group: Mr. Barnette, 627,000 shares; Mr. Bargeron, 94,750 shares; Mr. Dunham, 111,500 shares; Mr. Millenbruch, 205,000 shares; Mr. Penny, 228,750 shares; and the directors and executive officers as a group, 1,885,950 shares.
(3) Based upon 131,641,347 total outstanding shares of Common Stock on the Record Date.
(4) The number of shares deemed to be owned by each director or executive officer represents less than 1% of the outstanding shares.
(5) The figures shown include an aggregate of 2,475 shares held by, or for the benefit of, the immediate families or other relatives of all directors and executive officers as a group. Directors and executive officers disclaim beneficial ownership of all of these shares.

Five Percent Stockholders

  On the Record Date, there were outstanding a total of (a) 131,641,347 shares of Bethlehem Common Stock, owned of record by approximately 32,800 stockholders and (b) 1,990,777 shares of Bethlehem ESOP Preference Stock, owned of record by State Street Bank and Trust Company as trustee under a qualified plan for approximately 10,200 participants. To the knowledge of the Board, no other person beneficially owned 5% or more of the ESOP Preference Stock and the only persons beneficially owning 5% or more of the Common Stock on the Record Date were:

Name and Address of Beneficial Owner      Number of Shares % of Class
---------------------------------------------------------------------
State Street Bank and Trust Company(/1/)
225 Franklin Street
Boston, Massachusetts 02110                  10,446,661       7.82%
---------------------------------------------------------------------
FMR Corp.(/2/)
82 Devonshire Street
Boston, Massachusetts 02109                  14,608,499      11.14%
---------------------------------------------------------------------
Greenway Partners, L.P.(/3/)
277 Park Avenue 27th Floor
New York, New York 10017                      7,302,800        5.6%
---------------------------------------------------------------------

(1) State Street Bank and Trust Company, acting in various fiduciary capacities, filed a Schedule 13G with the Securities and Exchange Commission indicating that, at December 31, 1999, it had aggregate beneficial ownership of Bethlehem Common Stock, including (i) sole voting power for 2,091,091 shares, (ii) shared voting power for 8,197,319 shares (includes 2,012,230 convertible preferred shares), (iii) sole dispositive power for 10,446,090 shares (includes 2,012,230 convertible preferred shares), and (iv) shared dispositive power for 571 shares. The Schedule 13G indicates that 6.1% of the shares beneficially owned are on behalf of the Bethlehem Steel Corporation Employee Stock Ownership Plan.
(2) FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson jointly filed a
    Schedule 13G/A with the Securities and Exchange Commission indicating that, at December 31, 1999, they had aggregate beneficial ownership of Bethlehem Common Stock, including (i) sole voting power by FMR Corp. for

   103,359 shares, (ii) no shared voting power, (iii) sole dispositive power by FMR Corp. for 11,228,719 shares and by Edward C. Johnson 3d and Abigail P. Johnson for 14,608,499 shares, and (iv) no shared dispositive power. Of the shares beneficially owned by FMR Corp., Fidelity Retirement Growth Fund, an investment company, had an interest in 6,798,200 shares or 5.18% of Bethlehem's total outstanding Common Stock at December 31, 1999.
   In addition, Fidelity International Limited, Pembroke Hall, 42 Crowlane, Hamilton, Bermuda, along with Edward C. Johnson 3d and Abigail P. Johnson filed a separate Schedule 13G/A with the Securities and Exchange Commission indicating that, at December 31, 1999, it had aggregate beneficial ownership of 14,608,499 shares of Bethlehem Common Stock, including sole voting and sole dispositive power for 3,379,780 shares, which represents 2.58% of the 11.14% disclosed by FMR Corp.
(3) The following entities and individuals jointly filed a Schedule 13D with the Securities and Exchange Commission indicating that, at August 4, 1999, they had aggregate beneficial ownership of Bethlehem Common Stock, including sole voting power, sole dispositive power, shared voting power and shared dispositive power, respectively, as follows: Greenway Partners, L.P. (1,725,600; 0; 1,725,600; 0), Greentree Partners, L.P. (126,000; 0;
    126,000; 0), Greenhouse Partners, L.P. (0; 1,725,600; 0; 1,725,600),
    Greenhut L.L.C. (0; 126,000; 0; 126,000), Greenbelt Corp. (3,404,200; 0;
    3,404,200; 0), Greensea Offshore, L.P. (1,445,000; 0; 1,445,000; 0),
    Greenhut Overseas, L.L.C. (0; 1,445,000; 0; 1,445,000), Alfred D. Kingsley (527,000; 6,700,800; 527,000; 6,700,800), and Gary K. Duberstein (75,000;
    6,700,800; 75,000; 6,700,800).

Section 16(a) Beneficial Ownership Reporting Compliance

  The Securities Exchange Act of 1934 requires Bethlehem's directors and executive officers and certain other stockholders to file reports of ownership and changes in ownership of Bethlehem stock with the Securities and Exchange Commission and the New York Stock Exchange. To Bethlehem's knowledge, all such reports for 1999 were timely filed.

EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

  Bethlehem's executive compensation programs are designed to attract, retain and motivate highly qualified executives to help cause the best possible performance from them. Compensation for Bethlehem's executives is based both on individual performance and upon corporate and business unit performance and consists of the following elements:

 . Salaries that are determined by individual contribution and performance and that are competitive in the marketplace.

 . Incentive compensation bonuses that, if paid, are directly linked to corporate and business unit profitability and performance that enhance stockholder value.

 . Long-term stock incentives that are designed to align the interests of the executives with those of the stockholders and to increase the long-term retention of key employees. Stock ownership fosters commitment to long-term stockholder value, and executives are encouraged to own and hold Bethlehem Common Stock through these stock incentive plans and the Savings Plan.

 . A broad-based employee benefits program that includes a pension program, a savings plan, group medical coverage and life insurance.

  The Compensation Committee of the Board of Directors is responsible for administering Bethlehem's executive compensation programs and for determining the compensation of Bethlehem's executive officers. The Committee has available to it extensive compensation surveys (primarily with respect to salaries, annual incentive compensation and stock options), independent compensation consultants and information about executive compensation within the steel industry and other industry groups. The Committee is composed of directors who are not current or retired employees of Bethlehem and who do not participate in the executive compensation programs that the Committee administers.

Salaries. The Committee believes the salary of an executive must be based primarily on the executive's level of responsibility and performance. In addition, the Committee believes that salaries should be competitive with executive salaries provided by other companies in the steel business, including the peer group of integrated steelmakers shown in the comparative performance chart on page 21 and by other companies that are appropriate to use for comparison purposes because of similarities in size or the nature of the businesses. The Committee reviews both publicly available information about the salaries paid to executive officers of other steel companies and broad survey data from over 300 manufacturing, non-utility and non-financial services companies to determine salary levels that compare with those at companies with similar business performance, measured by such criteria as revenue, return on assets and return on equity. Salary levels for Bethlehem's executives are targeted at the median of such survey data for companies with annual revenues of between $3 billion and $6 billion. Since duties, responsibilities and experience of an executive officer may differ from survey norms in both content and scope, adjustments are made by the Committee in its judgment for those factors as well as for individual performance. Consequently, some salaries are lower and some higher than survey medians. The Committee conducts periodic reviews of executive officer salaries and makes adjustments as warranted. The increase in the 1999 salaries of the executive officers named in the Summary Compensation Table was based on individual performance. The 1999 salary levels for these officers do not, in the Committee's opinion, significantly deviate from survey medians described above.

Incentive Compensation Bonuses. The Committee believes that competitive salaries should be supplemented by incentive compensation bonus awards that are directly linked to performance-oriented goals as measured by Bethlehem's annual business plan. The Committee also believes that achievement of these goals should create value for Bethlehem's stockholders over time. The awards may be granted in cash, stock or a combination thereof.
  Incentive compensation bonus awards for executive officers are paid pursuant to an annual incentive plan for essentially all salaried employees. Under the plan, employees and executive officers have the opportunity to earn a targeted percentage of base salary that increases with higher position levels, thereby placing a greater percentage of compensation at risk for those with greater responsibility. For Messrs.

Barnette, Dunham, Millenbruch and Penny, payment of incentive compensation under this program is based on the achievement of corporate objectives for return on net assets above a threshold goal. For other executive officers, incentive payments are based on the achievement of corporate profitability and budget goals and, in the case of Mr. Bargeron and other executives at business units, in part on the achievement of business unit profitability goals and in part on the achievement of corporate profitability goals. Payments may not exceed 140% of base salary for the chief executive officer and either 100% or 120% of base salary for the other four executive officers. Because Bethlehem did not achieve the threshold goal, no incentive compensation bonuses were paid to Bethlehem's executive officers for 1999.

Long-Term Stock Incentives. The Committee believes that stock incentives are an important element of Bethlehem's executive compensation program. They help align the interests of Bethlehem's executives with those of the stockholders and increase the long-term retention of key employees. Executive officers are required to own or have plans to own Bethlehem Common Stock in amounts related to their base salary and to hold and not dispose of shares they own. As discussed below, the Committee has made stock option and restricted stock awards to executive officers and other key employees under its stock incentive plans. Also, Bethlehem's Savings Plan provides for matching company contributions which are made entirely in Bethlehem Common Stock.
  Executive officers and other key employees have received annual grants of stock options under Bethlehem's stock incentive plans. The Committee believes that stock options provide an incentive that focuses the executive's attention on managing Bethlehem from the perspective of an owner with an equity stake in the business. Options are awarded with an exercise price equal to the market price of Bethlehem Common Stock on the date of grant and have a maximum term of 10 years. Options awarded in 1999 generally may be exercised for up to one-fourth of the shares covered by the option each year over a four-year period commencing on the date of grant. These options were awarded in tandem with stock appreciation rights. Executives are encouraged to hold the stock received through the exercise of options and stock appreciation rights. In determining the number of option shares to award to an executive officer, the Committee considers the performance of the individual and the individual's position level. The Committee, in its judgment, may adjust the number of shares based on a comparison of option awards (using grant date value) of the survey companies described under "Salaries". Applying these factors on April 27, 1999, the Committee awarded 333 key employees, including certain of the executive officers named in the table on page 17, options to purchase Bethlehem Common Stock at a price of $10.00 per share (the fair market value of Bethlehem Common Stock on the date of the award). In recognition of his leadership in instituting strategic initiatives designed to foster long-term stockholder value, on July 28, 1999, Mr. Barnette was awarded options to purchase 300,000 shares of Bethlehem Common Stock at $8.125 per share (the fair market value of Bethlehem Common Stock on the date of the award).
  The Committee has also implemented a Key Employee Stock Investment Award Program under the 1998 Stock Incentive Plan that is designed to help increase the long-term retention of key employees, encourage their ownership of stock and align their interests with the interests of the stockholders. Under this Program, executive officers and other key employees have been awarded restricted shares of Bethlehem Common Stock that may not be sold, transferred or assigned while the shares are restricted. Unless the Committee determines otherwise, (a) the restrictions on the shares generally expire either (i) at age 64 or 65 or at retirement, if later, or (ii) after five years as to one-half of the shares awarded and at age 64 or retirement, if later, as to the remaining shares and (b) the shares are forfeited if the employee voluntarily leaves the employment of Bethlehem (unless, at Bethlehem's request, the employee enters into a consulting and non-compete agreement) or is terminated for cause before the restrictions expire. Dividends, if declared, are payable upon the restricted shares. The size of restricted stock awards under this Program is determined by the Committee in its judgment based on a number of factors including level of responsibility, individual performance and potential to make a contribution to Bethlehem's future success, overall corporate progress toward achieving sustained profitability and the restricted stock practices at other companies. The Committee assigns no specific weight to any of these factors when making its determinations. Mr. Barnette and the other named executive officers did not receive any restricted stock awards in 1999.

Compensation of Chief Executive Officer. In establishing Mr. Barnette's salary for 1999, the Committee considered the salaries of chief executive officers of other steel companies and companies of similar size and complexity. It also considered Mr. Barnette's performance during 1998, the continued challenges facing Bethlehem and his leadership in public policy areas of importance to Bethlehem and the steel industry, including international trade. During 1998, Bethlehem had a number of significant achievements, including the completion of the acquisition of Lukens Inc. and the establishment of the Bethlehem Lukens Plate Division; the start of construction of our Sparrows Point Division's new continuous cold rolling mill complex, which should be operational in 2000; the best safety and environmental performance ever recorded in the history of Bethlehem; and a one level improvement of our credit rating.
  As previously discussed, because of Bethlehem's lack of profitability in 1999, Mr. Barnette did not receive an incentive compensation bonus award or any restricted stock awards. He did receive stock option awards during 1999 that are discussed under "Long-Term Stock Incentives" above. The Committee has agreed to retain Mr. Barnette as a consultant following his retirement for two years and year-to-year thereafter. He will advise the Corporation on strategic matters and public policy areas of importance to the Corporation, including international trade. Under the arrangement, he will receive $200,000 per year.

Limitation on Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code denies a publicly held corporation, such as Bethlehem, a federal income tax deduction for certain compensation in excess of $1 million per year paid to or accrued for each of its chief executive officer and four other most highly compensated executive officers. "Performance-based" compensation, such as stock options awarded under Bethlehem's 1998 Stock Incentive Plan, is not subject to the limitation on deductibility.

  Based on Bethlehem's substantial net loss carryforwards ($1.4 billion at December 31, 1999) and the levels and types of compensation of Bethlehem's affected executive officers, the Committee continues to believe that the limitation on deductibility of certain compensation is currently not material to Bethlehem. Nevertheless, the Committee will continue to review the situation and future events with an objective of achieving deductibility to the extent appropriate. Restricted stock awards under the existing Key Employee Stock Investment Award Program are not exempt from the limitation, but the Committee feels that such awards are a necessary and appropriate incentive to motivate executives and align their interests with the interests of stockholders.

Compensation Committee
Worley H. Clark, Chairman
John B. Curcio
Robert McClements, Jr.
Dean P. Phypers

Summary Compensation Table
The following table shows the aggregate compensation awarded or paid to, or earned by, Bethlehem's chief executive officer and each of Bethlehem's other four most highly compensated executive officers.

                                   Annual Compensation             Long-Term Compensation
--------------------------------------------------------------------------------
                                                  Other                  Securities
                                                  Annual     Restricted  Underlying  All Other
                              Salary             Compen-       Stock      Options/    Compen-
                         Year   ($)   Bonus($) sation(1)($) Awards(2)($)  SARs (#)  sation(3)($)
--------------------------------------------------------------------------------
Curtis H. Barnette       1999 781,667       0    465,739            0     300,000      70,882
Chairman and Chief       1998 725,000 453,800          0      991,250      75,000      69,236
Executive Officer        1997 675,000 694,600    931,277            0      50,000      69,677
--------------------------------------------------------------------------------
Walter N. Bargeron       1999 343,750       0    245,319            0      25,000      25,660
President, Burns         1998 325,000 113,000          0      305,000      25,000      29,756
Harbor Division          1997 300,000 168,800    146,306            0      20,000      29,517
--------------------------------------------------------------------------------
Duane R. Dunham          1999 433,333       0    338,103            0      40,000      46,050
President and Chief      1998 292,500 146,400          0      305,000      25,000      27,559
Operating Officer        1997 262,500 263,000    201,398            0      20,000      25,641
--------------------------------------------------------------------------------
Gary L. Millenbruch      1999 499,417       0    245,752            0      40,000      52,224
Vice Chairman and        1998 470,250 212,800          0      305,000      35,000      48,037
Chief Financial Officer  1997 455,000 392,100    554,843            0      30,000      51,123
--------------------------------------------------------------------------------
Roger P. Penny (4)       1999 569,417       0    111,839            0      40,000      47,505
Vice Chairman            1998 540,250 291,800          0      305,000      40,000      49,531
                         1997 521,500 451,300    714,877            0      35,000      53,641

--------------------------------------------------------------------------------
(1) Relates to the unfunded retirement benefits payable to such officers under the Excess Benefit Plan and Supplemental Benefits Plan and represents the amount of payments to cover tax liabilities arising from the purchase of individually owned annuities to secure a portion of such benefits.
(2) Fair market value at date of issuance of restricted shares of Common Stock awarded under the Key Employee Stock Investment Award Program. The shares are restricted and generally may not be sold, transferred or assigned until age 64 or 65 or at retirement, if later. On February 1, 1999, 25,000 shares of Mr. Barnette's 1998 award vested. Dividends, if declared, are payable upon the restricted stock. The aggregate number of shares of restricted stock awarded under the Key Employee Stock Investment Award Program and held by each of the named individuals at December 31, 1999, and the aggregate value of these shares based on a market value of $8.375 per share at December 31, 1999, is as follows: Mr. Barnette, 46,000 restricted shares with a value of $385,250; Mr. Bargeron, 48,000 restricted shares with a value of $402,000; Mr. Dunham, 54,500 restricted shares with a value of $456,438; Mr. Millenbruch, 41,000 restricted shares with a value of $343,375; and Mr. Penny, 41,000 restricted shares with a value of $343,375. During 1999, restrictions lapsed on the following additional shares: Mr. Barnette, 55,000 shares and Mr. Millenbruch, 25,000 shares.
(3) "All Other Compensation" consists of supplemental insurance costs, Matching Company Contributions to the Savings Plan, cash or single premium annuities purchased to cover the shortfall of Matching Company Contributions to the Savings Plan due to Internal Revenue Code limitations, and the value of split dollar insurance benefits in the following respective amounts for 1999: Mr. Barnette, $14,984, $5,867, $47,322, $2,709; Mr. Bargeron, $1,735,
    $6,400, $13,600, $3,925; Mr. Dunham, $2,810, $6,400, $20,349, $16,491; Mr.
    Millenbruch, $9,920, $5,867, $26,277, $10,160; and Mr. Penny, $6,960,
    $5,867, $31,500, $3,178. Split Dollar Insurance is in lieu of the Group

   Term Life Insurance generally provided by Bethlehem to its salaried employees. Each executive pays his own premium for the term life portion of the insurance policy. Bethlehem is reimbursed for the total premium amount advanced out of the proceeds of the insurance policy if the individual dies while the split dollar arrangement is in effect or out of the built-up cash value of the policy if the arrangement terminates prior to the death of the individual. As security for repayment, Bethlehem is a collateral assignee of the policy to the extent of any such unreimbursed premium.
(4) Mr. Penny retired on January 31, 2000.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

  Bethlehem entered into change in control agreements with Messrs. Barnette, Dunham and Millenbruch. The agreements provide generally that the executive officer is entitled to certain severance benefits if the executive officer's employment is terminated other than for cause, retirement or disability within two years after a change in control (as defined below) or if the executive officer terminates his or her employment for good reason within such two-year period, or for any reason during the 30-day period following the first anniversary of the change in control. The benefits include the following:

 . a lump-sum payment equal to three times annual base salary and average bonus;

 . a lump-sum payment with respect to the benefits to which the executive officer is entitled under Bethlehem's Excess Benefit Plan or the Supplemental Benefits Plan of Bethlehem Steel Corporation and Subsidiary Companies;

 . the continuation of life, disability and accident insurance and medical plan coverage for three years; and

 . an additional payment to compensate the executive officer with respect to any Federal excise tax liability incurred as a result of payments to be made under the agreement or otherwise in connection with the change in control or the executive officer's termination of employment.

For purposes of the agreements, the term "change in control" generally means:

 .  a purchase of Bethlehem Common Stock, or securities convertible into Common
   Stock pursuant to a tender or exchange offer;

 . the acquisition by certain third parties of 20% or more of the voting power of Bethlehem's outstanding stock;

 .  a majority change in the composition of Bethlehem's Board of Directors;

 . the consummation of a merger or consolidation of Bethlehem with another company resulting in more than a 25% change in stock ownership;

 .  the approval by Bethlehem's stockholders of a plan of liquidation; or

 . the dissolution of Bethlehem or the sale of all or substantially all of Bethlehem's assets.

  In addition, pursuant to Bethlehem's various stock incentive plans described in the "Compensation Committee Report on Executive Compensation", if a change in control shall occur, unvested stock options held by all participants (including the executive officers) shall vest and restrictions on shares of restricted stock held by such participants shall lapse.
  As discussed under the Compensation Committee Report on Executive Compensation, Mr. Barnette has been retained as a consultant following his retirement. Mr. Penny has also been retained as a consul-tant for four years following his retirement to advise the Corporation on strategic and operating matters of importance to the Corporation.

Stock Option/SAR Grants in 1999(1)

                                        Individual Grants
                  ------------------------------------------------------
                                                                          Potential Realizable       Historic
                                            Percent                           Value at Assumed    (1989-1999)
                             Number of     of Total                            Annual Rates of Annual Rate of
                                Shares Options/SARs                                      Stock    Stock Price
                            Underlying   Granted to  Exercise               Price Appreciation   Appreciation
                          Options/SARs    Employees Price Per  Expiration                  for      (Decline)
                            Granted(#)   in 1999(%)  Share($)        Date        Option Term(2)         (55%)
                                                    ------------------------------
                                                                            5%($)     10%($)
--------------------------------------------------------------------------------
Curtis H. Barnette           300,000       27.87      8.125       7-28-09 1,533,000  3,884,700        0
-------------------------------------------------------------------------------------------------------------
Walter N. Bargeron            25,000        2.32      10.00       4-27-09   157,225    398,425        0
-------------------------------------------------------------------------------------------------------------
Duane R. Dunham               40,000        3.72      10.00       4-27-09   251,560    637,480        0
-------------------------------------------------------------------------------------------------------------
Gary L. Millenbruch           40,000        3.72      10.00       4-27-09   251,560    637,480        0
-------------------------------------------------------------------------------------------------------------
Roger P. Penny                40,000        3.72      10.00       4-27-09   251,560    637,480        0
-------------------------------------------------------------------------------------------------------------
All Optionees (334 exec-
 utive officers and key
 employees)                1,076,450      100.00      10.00(3) 4-27-09(3) 6,769,794 17,155,384        0

--------------------------------------------------------------------------------
(1) All stock options granted in 1999 were granted in tandem with stock appreciation rights ("SARs") and have a term of ten years. Mr. Barnette's award vested immediately while the awards to the other executive officers may be exercised for up to one-fourth of the shares covered by the option each year over a four-year period commencing on the date of grant. The exercise price (per share) of the option is the market price of Bethlehem Common Stock on the date the option is awarded.
(2) These amounts represent assumed rates of appreciation only. Actual gains, if any, on stock option exercises and Bethlehem Common Stock holdings depend on the future performance of the Common Stock and overall market conditions. As is shown in the last column, which shows there has been an annual rate of stock price decline for Bethlehem Common Stock during the last 10 years, there can be no assurance that Bethlehem will achieve the amounts reflected in these columns.
(3) Except for the grant to Mr. Barnette.

Aggregated Stock Option/SAR Exercises in 1999 and December 31, 1999, Stock Option Values

                                                              Number of Shares      Value of Unexercised
                                                        Underlying Unexercised              In-the-Money
                     Shares Acquired        Value Options/SARs at 12/31/99 (#)  Options/SARs at 12/31/99
                      on Exercise(#) Realized ($)    Exercisable/Unexercisable Exercisable/Unexercisable
--------------------------------------------------------------------------------------------------------
Curtis H. Barnette           0             0             583,250/93,750                   0/0
--------------------------------------------------------------------------------------------------------
Walter N. Bargeron           0             0              72,250/58,750                   0/0
--------------------------------------------------------------------------------------------------------
Duane R. Dunham              0             0              85,250/73,750                   0/0
--------------------------------------------------------------------------------------------------------
Gary L. Millenbruch          0             0             171,250/88,750                   0/0
--------------------------------------------------------------------------------------------------------
Roger P. Penny               0             0             191,250/96,250                   0/0
--------------------------------------------------------------------------------------------------------

PENSION PLAN TABLE

              Estimated Annual Retirement Benefit
              -----------------------------------
                    25       30       35       40
Covered       Years of Years of Years of Years of
Compensation   Service  Service  Service  Service
-------------------------------------------------
$ 300,000     $112,500 $135,000 $157,500 $180,000
-------------------------------------------------
  400,000      150,000  180,000  210,000  240,000
-------------------------------------------------
  500,000      187,500  225,000  262,500  300,000
-------------------------------------------------
  600,000      225,000  270,000  315,000  360,000
-------------------------------------------------
  700,000      262,500  315,000  367,500  420,000
-------------------------------------------------
  800,000      300,000  360,000  420,000  480,000
-------------------------------------------------
  900,000      337,500  405,000  472,500  540,000
-------------------------------------------------
 1,000,000     375,000  450,000  525,000  600,000
-------------------------------------------------

  The table above shows the estimated annual retirement benefit (before any deductions, including social security benefits) payable in the aggregate to Bethlehem's named executive officers, other than Messrs. Barnette and Penny, under its qualified defined benefit pension plan, its Excess Benefit Plan and its Supplemental Benefits Plan. The aggregate annual retirement benefit of Messrs. Barnette and Penny is $750,000 and $470,000, respectively, which is comparable to the retirement benefit of retiring executive officers with similar responsibilities at peer companies. The benefit levels in the table assume retirement at age 62, the years of service shown and payment in the form of a single life annuity. Individually owned annuities were purchased in 1993, 1997 and 1999 to secure a portion of the unfunded benefits payable to the named executive officers under the Excess Benefit Plan and the Supplemental Benefits Plan. The amount of the benefits that were funded by the purchase of the annuities was based on the funded level of Bethlehem's defined benefit pension plan at June 30, 1993, for the 1993 annuities; and December 31, 1996, for the 1997 annuities. For the 1999 annuities, the purchases were based on a funding target, taking into account prior annuity purchases, of 75% of all Excess Benefit Plan and Supplemental Benefits Plan benefits.
  Covered compensation for purposes of determining retirement benefits for the named executive officers generally consists of salary and incentive compensation reported in the "Bonus" column in the Summary Compensation Table. The monthly retirement benefit payable is generally determined by multiplying average monthly covered compensation (for salary, the highest consecutive 60 months in the last 120 months of continuous service and for incentive compensation, the 5 highest 12-month periods, whether or not consecutive, in the last 120 months of continuous service) times 1.5% times the number of credited years of service. The incentive compensation portion of the benefit is subject to adjustment to the extent it results in the monthly retirement benefit exceeding 55% of average monthly covered compensation. Benefits are also subject to a deduction for social security benefits as well as certain other adjustments.

  As of December 31, 1999, the credited years of service under the Pension Plan or Supplemental Benefits Plan for Messrs. Barnette, Bargeron, Dunham, Millenbruch and Penny were 37 years, 30 years, 34 years, 40 years and 41 years, respectively.

COMPARATIVE STOCK PERFORMANCE

  The following graph compares the cumulative total stockholder return on Bethlehem Common Stock for the last five years with the cumulative total return for the same period of the Standard & Poor's 500 Stock Index ("S&P 500") and a peer group of publicly traded integrated steelmakers described below. The graph assumes the investment of $100 in Bethlehem Common Stock, the S&P 500 and the peer group on December 31, 1994, and reinvestment of all dividends. The total return for the peer group has been weighted for market capitalization at the beginning of each period.
  The peer group consists of LTV Corporation, National Steel Corporation, the U.S. Steel Group of USX Corporation and Inland Steel Industries. Information has only been included for Inland common stock at December 31, 1994-1997, since Inland transferred its carbon steel business during 1998 to a separately traded public company, making continuing comparison inappropriate. Our peer group previously included Armco, Inc. but they are not included this year since they transferred their carbon steel business during 1994 to a separately traded public company making continuing comparison inappropriate.

                                    [GRAPH]
             Bethlehem Steel Corporation      S&P 500        Peer Group
1994                     100                    100             100
1995                      77                    138              83
1996                      49                    169              77
1997                      48                    226              75
1998                      47                    290              53
1999                      47                    351              69


                                1994    1995    1996    1997    1998    1999
----------------------------------------------------------------------------
Bethlehem Steel Corporation  $100.00 $ 77.08 $ 49.31 $ 48.26 $ 46.53 $ 46.53
----------------------------------------------------------------------------
S&P 500                      $100.00 $137.58 $169.17 $225.60 $290.08 $351.12
----------------------------------------------------------------------------
Peer Group                   $100.00 $ 83.40 $ 76.96 $ 74.62 $ 52.78 $ 68.56
----------------------------------------------------------------------------

ADDITIONAL INFORMATION

Indemnification Assurance Agreements

  Bethlehem is required under Article IX of its By-laws to indemnify its directors and officers to the maximum extent permitted by the General Corporation Law of the State of Delaware. In this regard, Bethlehem's policy is and has been:

 . to indemnify its officers and directors against any costs, expenses and other liabilities to which they may become subject by reason of their service to Bethlehem; and

 . to insure its directors and officers against such liabilities, as and to the extent permitted by applicable law and in accordance with the principles of good corporate governance.

  Pursuant to this policy, Bethlehem has entered into individual Indemnification Assurance Agreements with each of its directors and executive officers. In addition, Bethlehem has established an irrevocable letter of credit in an aggregate amount of $5 million, to assure that each director and executive officer is paid for any indemnification amounts to which he or she may become entitled.
  Section 102(b)(7) of the General Corporation Law of the State of Delaware permits a Delaware corporation to include a provision in its certificate of incorporation eliminating the potential monetary liability of directors to the corporation or its stockholders for breach of a fiduciary duty. However, the provision may not eliminate a director's liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for improper payment of dividends or purchases or redemptions of the corporation's stock, or (iv) for any transaction from which the director receives an improper personal benefit. The Ninth Article of Bethlehem's Second Restated Certificate of Incorporation, as amended, includes such a provision.

Other Matters

  Management and the Board do not know of any matters other than those set forth in the form of proxy that will be presented for consideration at the 2000 Annual Meeting. However, if any additional matters properly come before the Meeting, the persons named as proxies in an executed proxy have discretionary authority to vote the shares represented in accordance with their best judgment, absent instructions to the contrary.

March 9, 2000

                          BETHLEHEM STEEL CORPORATION
                               1170 Eighth Avenue
                           Bethlehem, PA  18016-7699
P
R         This Proxy is Solicited on Behalf of the Board of Directors
O           for the Annual Meeting of Stockholders, April 25, 2000
X
Y

The undersigned hereby appoints Curtis H. Barnette, Duane R. Dunham and Gary L. Millenbruch the proxies (each with power to act alone and with power of substitution) of the undersigned to represent and vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Bethlehem Steel Corporation to be held on April 25, 2000, and at any adjournment or postponement thereof, as hereinafter specified and, in their discretion, upon such other matters as may properly come before the Meeting.

  Election of Directors.  Nominees:

  B. R. Civiletti, W. H. Clark, J. B. Curcio, D. R. Dunham,
  L. B. Kaden, H. P. Kamen, W. M. Landuyt, G. L. Millenbruch,
  S. D. Peterson, J. F. Ruffle



                                                              [SEE REVERSE SIDE]

[X]  Please mark your votes
     as in this example.

        If this card is properly executed, shares will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

Bethlehem's Board of Directors recommends a vote "FOR" Proposals 1 and 2.

                     FOR     WITHHELD                                       FOR    AGAINST   ABSTAIN
1. Election of                             2. Ratification of appointment
   Directors.        [  ]       [  ]          of Independent Auditors.      [  ]     [  ]     [  ]
   (see reverse)


  To withhold authority to vote for any
  individual nominee or nominees, mark
  the "FOR" box above and write the
  name of any such nominee below.


                                         Please sign exactly as name appears to
                                         the left. Joint owners should each
                                         sign. When signing as attorney,
                                         executor, administrator, trustee or
                                         guardian, please give full title as
                                         such.


                                         SIGNATURE(S)      DATE  _____, 2000

                                         _________________________________


                                         _________________________________

                          BETHLEHEM STEEL CORPORATION
                              1170 Eighth Avenue
                           Bethlehem, PA  18016-7699

           Bethlehem Steel Corporation Employee Stock Ownership Plan
  Voting Instructions for the Annual Meeting of Stockholders, April 25, 2000


To Trustee of Employee Stock Ownership Plan:

The undersigned hereby instructs you to vote, in person or by proxy, upon all matters properly brought before the Annual Meeting of Stockholders of Bethlehem Steel Corporation to be held on April 25, 2000, and at any adjournment or postponement thereof, all shares of stock which were allocated to my account as of the record date for the Annual Meeting under the Bethlehem Steel Corporation Employee Stock Ownership Plan.

  Election of Directors.  Nominees:

  B. R. Civiletti, W. H. Clark, J. B. Curcio, D. R. Dunham,
  L. B. Kaden, H. P. Kamen, W. M. Landuyt, G. L. Millenbruch,
  S. D. Peterson, J. F. Ruffle



                                                              [SEE REVERSE SIDE]

[X]  Please mark your votes
     as in this example.

        If this card is properly executed, shares will be voted in the manner directed herein by the undersigned. If no direction is made, shares will be voted FOR Proposals 1 and 2. If you do not return this card, shares will be voted by the Trustee in the same proportion as the shares held by the Bethlehem Steel Corporation Employee Stock Ownership Plan with respect to which timely voting instructions are received.


Bethlehem's Board of Directors recommends a vote "FOR" Proposals 1 and 2.

                     FOR     WITHHELD                                       FOR    AGAINST   ABSTAIN
1. Election of                             2. Ratification of appointment
   Directors.        [  ]       [  ]          of Independent Auditors.      [  ]     [  ]     [  ]
   (see reverse)


  To withhold authority to vote for any
  individual nominee or nominees, mark
  the "FOR" box above and write the
  name of any such nominee below.


                                         Please sign exactly as name appears to
                                         the left. Joint owners should each
                                         sign. When signing as attorney,
                                         executor, administrator, trustee or
                                         guardian, please give full title as
                                         such.


                                         SIGNATURE(S)      DATE  _____, 2000

                                         _________________________________


                                         _________________________________

                          BETHLEHEM STEEL CORPORATION
                              1170 Eighth Avenue
                           Bethlehem, PA  18016-7699

      Savings Plan for Salaried Employees of Bethlehem Steel Corporation
                           and Subsidiary Companies
  Voting Instructions for the Annual Meeting of Stockholders, April 25, 2000


To Trustee of Savings Plan for Salaried Employees:

The undersigned hereby instructs you to vote, in person or by proxy, upon all matters properly brought before the Annual Meeting of Stockholders of Bethlehem Steel Corporation to be held on April 25, 2000, and at any adjournment or postponement thereof, the shares of stock which were allocated to my account as of the record date for the Annual Meeting under the Savings Plan for Salaried Employees of Bethlehem Steel Corporation and Subsidiary Companies.

  Election of Directors.  Nominees:

  B. R. Civiletti, W. H. Clark, J. B. Curcio, D. R. Dunham,
  L. B. Kaden, H. P. Kamen, W. M. Landuyt, G. L. Millenbruch,
  S. D. Peterson, J. F. Ruffle



                                                              [SEE REVERSE SIDE]

[X]  Please mark your votes
     as in this example.

        If this card is properly executed, shares will be voted in the manner directed herein by the undersigned. If no direction is made, shares will be voted FOR Proposals 1 and 2. If you do not return this card, shares will be voted by the Trustee in the same proportion as the shares held by the Savings Plan for Salaried Employees of Bethlehem Steel Corporation and Subsidiary Companies with respect to which timely voting instructions are received.


Bethlehem's Board of Directors recommends a vote "FOR" Proposals 1 and 2.

                     FOR     WITHHELD                                       FOR    AGAINST   ABSTAIN
1. Election of                             2. Ratification of appointment
   Directors.        [  ]       [  ]          of Independent Auditors.      [  ]     [  ]     [  ]
   (see reverse)


  To withhold authority to vote for any
  individual nominee or nominees, mark
  the "FOR" box above and write the
  name of any such nominee below.


                                         Please sign exactly as name appears to
                                         the left. Joint owners should each
                                         sign. When signing as attorney,
                                         executor, administrator, trustee or
                                         guardian, please give full title as
                                         such.


                                         SIGNATURE(S)      DATE  _____, 2000

                                         _________________________________


                                         _________________________________

                          BETHLEHEM STEEL CORPORATION
                              1170 Eighth Avenue
                           Bethlehem, PA  18016-7699

         Capital Accumulation Plan for Certain Salaried Employees of
                        Bethlehem Lukens Plate Division
  Voting Instructions for the Annual Meeting of Stockholders, April 25, 2000


To Trustee of Capital Accumulation Plan for Certain Salaried Employees:

The undersigned hereby instructs you to vote, in person or by proxy, upon all matters properly brought before the Annual Meeting of Stockholders of Bethlehem Steel Corporation to be held on April 25, 2000, and at any adjournment or postponement thereof, the shares of stock which were allocated to my account as of the record date for the Annual Meeting under the Capital Accumulation Plan for Certain Salaried Employees of Bethlehem Lukens Plate Division.

  Election of Directors.  Nominees:

  B. R. Civiletti, W. H. Clark, J. B. Curcio, D. R. Dunham,
  L. B. Kaden, H. P. Kamen, W. M. Landuyt, G. L. Millenbruch,
  S. D. Peterson, J. F. Ruffle



                                                              [SEE REVERSE SIDE]

[X] Please mark your votes
    as in this example.

        If this card is properly executed, shares will be voted in the manner directed herein by the undersigned. If no direction is made, shares will be voted FOR Proposals 1 and 2. If you do not return this card, shares will be voted by the Trustee in the same proportion as the shares held by the Capital Accumulation Plan for Certain Salaried Employees of Bethlehem Lukens Plate Division with respect to which timely voting instructions are received.


Bethlehem's Board of Directors recommends a vote "FOR" Proposals 1 and 2.

                     FOR     WITHHELD                                       FOR    AGAINST   ABSTAIN
1. Election of                             2. Ratification of appointment
   Directors.        [  ]       [  ]          of Independent Auditors.      [  ]     [  ]     [  ]
   (see reverse)


  To withhold authority to vote for any
  individual nominee or nominees, mark
  the "FOR" box above and write the
  name of any such nominee below.


                                         Please sign exactly as name appears to
                                         the left. Joint owners should each
                                         sign. When signing as attorney,
                                         executor, administrator, trustee or
                                         guardian, please give full title as
                                         such.


                                         SIGNATURE(S)      DATE  _____, 2000

                                         _________________________________


                                         _________________________________

                          BETHLEHEM STEEL CORPORATION
                               1170 Eighth Avenue
                           Bethlehem, PA  18016-7699

    Capital Accumulation Plan for Certain Hourly Employees of the Bethlehem
             Lukens Plate Division (USW, AFL-CIO, Coatesville, PA)
  Voting Instructions for the Annual Meeting of Stockholders, April 25, 2000


To Trustee of Capital Accumulation Plan for Certain Hourly Employees:

The undersigned hereby instructs you to vote, in person or by proxy, upon all matters properly brought before the Annual Meeting of Stockholders of Bethlehem Steel Corporation to be held on April 25, 2000, and at any adjournment or postponement thereof, the shares of stock which were allocated to my account as of the record date of the Annual Meeting under the Capital Accumulation Plan for Certain Hourly Employees of the Bethlehem Lukens Plate Division (USW, AFL-CIO, Coatesville, PA).

  Election of Directors.  Nominees:

  B. R. Civiletti, W. H. Clark, J. B. Curcio, D. R. Dunham,
  L. B. Kaden, H. P. Kamen, W. M. Landuyt, G. L. Millenbruch,
  S. D. Peterson, J. F. Ruffle



                                                              [SEE REVERSE SIDE]

[X]  Please mark your votes
     as in this example.

        If this card is properly executed, shares will be voted in the manner directed herein by the undersigned. If no direction is made, shares will be voted FOR Proposals 1 and 2. If you do not return this card, shares will be voted by the Trustee in the same proportion as the shares held by the Capital Accumulation Plan for Certain Hourly Employees of the Bethlehem Lukens Plate Division (USW, AFL-CIO, Coatesville, PA).


Bethlehem's Board of Directors recommends a vote "FOR" Proposals 1 and 2.

                     FOR     WITHHELD                                       FOR    AGAINST   ABSTAIN
1. Election of                             2. Ratification of appointment
   Directors.        [  ]       [  ]          of Independent Auditors.      [  ]     [  ]     [  ]
   (see reverse)


  To withhold authority to vote for any
  individual nominee or nominees, mark
  the "FOR" box above and write the
  name of any such nominee below.


                                         Please sign exactly as name appears to
                                         the left. Joint owners should each
                                         sign. When signing as attorney,
                                         executor, administrator, trustee or
                                         guardian, please give full title as
                                         such.


                                         SIGNATURE(S)      DATE  _____, 2000

                                         _________________________________


                                         _________________________________

                          BETHLEHEM STEEL CORPORATION
                              1170 Eighth Avenue
                           Bethlehem, PA  18016-7699

      Capital Accumulation Plan for Certain Employees of Washington Steel
                         Corporation (Massillon, OH)
  Voting Instructions for the Annual Meeting of Stockholders, April 25, 2000


To Trustee of Capital Accumulation Plan for Certain Employees of Washington Steel Corporation (Massillon, OH):

The undersigned hereby instructs you to vote, in person or by proxy, upon all matters properly brought before the Annual Meeting of Stockholders of Bethlehem Steel Corporation to be held on April 25, 2000, and at any adjournment or postponement thereof, the shares of stock which were allocated to my account as of the record date for the Annual Meeting under the Capital Accumulation Plan for Certain Hourly Employees of Washington Steel Corporation (Massillon, OH).

  Election of Directors.  Nominees:

  B. R. Civiletti, W. H. Clark, J. B. Curcio, D. R. Dunham,
  L. B. Kaden, H. P. Kamen, W. M. Landuyt, G. L. Millenbruch,
  S. D. Peterson, J. F. Ruffle



                                                              [SEE REVERSE SIDE]

[X]  Please mark your votes
     as in this example.

        If this card is properly executed, shares will be voted in the manner directed herein by the undersigned. If no direction is made, shares will be voted FOR Proposals 1 and 2. If you do not return this card, shares will be voted by the Trustee in the same proportion as the shares held by Capital Accumulation Plan for Certain Employees of Washington Steel Corporation (Massillon, OH).


Bethlehem's Board of Directors recommends a vote "FOR" Proposals 1 and 2.

                     FOR     WITHHELD                                       FOR    AGAINST   ABSTAIN
1. Election of                             2. Ratification of appointment
   Directors.        [  ]       [  ]          of Independent Auditors.      [  ]     [  ]     [  ]
   (see reverse)


  To withhold authority to vote for any
  individual nominee or nominees, mark
  the "FOR" box above and write the
  name of any such nominee below.


                                         Please sign exactly as name appears to
                                         the left. Joint owners should each
                                         sign. When signing as attorney,
                                         executor, administrator, trustee or
                                         guardian, please give full title as
                                         such.


                                         SIGNATURE(S)      DATE  _____, 2000

                                         _________________________________


                                         _________________________________